SECURITIES AND EXCHANGE COMMISSION


             WASHINGTON, D.C.  20549


                     FORM 8-K


                  CURRENT REPORT


         Pursuant to Section 13 or 15 (d)
      of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  AUGUST 5, 1997


             JACKSONVILLE BANCORP, INC.


TEXAS                      0 - 28070               75-2632781
(State of Incorporation)   (Commission File No.)   (IRS No)


COMMERCE AND NECHES STREET    JACKSONVILLE, TEXAS       75766
(Address of Principal Executive Offices)           (Zip Code)


                  (903) 586-9861
(Registrant's Telephone Number, Including Area Code)


                   NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)

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Item 5.OTHER EVENTS

Item 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a) Not applicable

       (b) Not applicable

       (c) Exhibits:

           (99) Press Release, dated August 5, 1997

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             JACKSONVILLE BANCORP, INC.



Date: 8-5-97                                 By: /s/ JERRY CHANCELLOR
                                                 Jerry Chancellor
                                                 President

                            Exhibit 99

                           Press Release

                               Dated

                         August  5 , 1997